UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

NATIONAL COMMERCE CORPORATION

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NATIONAL COMMERCE CORPORATION

813 SHADES CREEK PARKWAY, SUITE 100

BIRMINGHAM, ALABAMA 35209

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 18, 2015

To the Stockholders of National Commerce Corporation:

National Commerce Corporation will hold a special meeting of stockholders at the principal offices of National Commerce Corporation, located at 813 Shades Creek Parkway, Suite 100, Birmingham, Alabama 35209, on February 18, 2015 at 10:00 a.m., Central Time (the “Special Meeting”), for the following purposes:

1. To approve an amendment to the Certificate of Incorporation of National Commerce Corporation to increase the total number of shares of common stock, par value $0.01, authorized for issuance from 12,500,000 to 30,000,000 (the “Proposal”); and

2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on January 15, 2015, the record date, are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. The approval of the Proposal requires the affirmative vote of at least a majority of the shares of NCC common stock issued and outstanding on the record date.

After careful consideration, the board of directors unanimously recommends that you vote FOR approval of the Proposal.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Special Meeting, please take the time to vote by following the voting instructions included in the enclosed proxy card. You may return the proxy card by mail in the accompanying envelope or you may vote via the Internet. You may revoke your proxy at any time before it is voted in the manner described in this proxy statement.

We do not know of any other matters to be presented at the Special Meeting, but if other matters are properly presented, the persons named as proxies will vote on such matters at their discretion.

FOR THE BOARD OF DIRECTORS

John H. Holcomb, III
Chairman and Chief Executive Officer

Birmingham, Alabama

January 20, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 18, 2015: This proxy statement is available at

www.nationalbankofcommerce.com/investor-relations.htm.

PROXY STATEMENT

NATIONAL COMMERCE CORPORATION

813 SHADES CREEK PARKWAY, SUITE 100

BIRMINGHAM, ALABAMA 35209

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 18, 2015

This proxy statement is provided to the stockholders of National Commerce Corporation (“NCC,” “we,” “our” or “us”) in connection with the solicitation of proxies by the board of directors to be voted at a special meeting of stockholders to be held at the principal offices of NCC, located at 813 Shades Creek Parkway, Suite 100, Birmingham, Alabama 35209, on February 18, 2015 at 10:00 a.m., Central Time (the “Special Meeting”), and at any adjournment or postponement thereof. This proxy statement and the enclosed proxy card are first being sent or given to stockholders on or about January 20, 2015. This proxy statement provides information that should be helpful to you in deciding how to vote on the matter to be voted on at the Special Meeting. Directions to attend the Special Meeting where you may vote in person can be found on our website at www.nationalbankofcommerce.com/investor-relations.htm.

We are asking you to approve an amendment to NCC’s Certificate of Incorporation to increase the total number of shares of common stock, par value $0.01 (“Common Stock”), authorized for issuance from 12,500,000 to 30,000,000.

QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?

A:	Our records indicate that you owned your shares of Common Stock at the close of business on January 15, 2015 (the “Record Date”). You have been sent this proxy statement and the enclosed proxy card because NCC is soliciting your proxy to vote your shares of Common Stock at the Special Meeting on the proposal described in this proxy statement.

Q:	On what am I being asked to vote?

A:	There is one matter scheduled for a vote: the approval of an amendment to NCC’s Certificate of Incorporation to increase the total number of shares of Common Stock authorized for issuance from 12,500,000 to 30,000,000 (the “Proposal”).

Q:	How does the board of directors recommend I vote on the Proposal?

A:	The board of directors unanimously recommends that you vote FOR approval of the Proposal.

Q:	Who is entitled to vote at the Special Meeting?

A:	All owners of our Common Stock as of the close of business on the Record Date are entitled to vote their shares of Common Stock at the Special Meeting, and at any adjournment or postponement thereof. As of the Record Date, a total of 7,541,541 shares of Common Stock are outstanding and eligible to vote at the Special Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the Special Meeting. The enclosed proxy card shows the number of shares you are entitled to vote at the Special Meeting.

Q:	What vote is required to approve each proposal?

A:	Approval of the Proposal requires the affirmative vote of a majority of the shares of Common Stock outstanding and eligible to vote as of the Record Date.

Q:	What should I do now?

A:	After carefully reading and considering the information in this proxy statement, follow the voting instructions included on the enclosed proxy card in order to vote your shares as soon as possible. You may return the proxy card by mail in the accompanying envelope or you may vote via the Internet. If you choose to vote by mail, please complete, sign, date and promptly return your proxy card in the accompanying envelope to ensure that it is received prior to the Special Meeting. If you choose to vote via the Internet, please visit www.proxyvote.com at any time prior to 11:59 p.m., Central Time, on February 17, 2015 and follow the instructions on your proxy card for Internet voting. NOTE: If you choose to vote by mail and you sign and send in your proxy card without indicating how you want to vote, your proxy will be voted FOR the Proposal.

Q:	How will votes be counted?

A:	The Special Meeting will be held if a quorum, consisting of a majority of the outstanding shares of Common Stock entitled to vote as of the Record Date, is represented in person or by proxy. Abstentions will be counted as present and entitled to vote for purposes of determining a quorum. However, “broker non-votes,” if any, will not be counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a nominee, such as a broker, bank or other fiduciary, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Absent instructions from the beneficial owners, brokers, banks and other fiduciaries that hold shares in street name for beneficial owners only have the authority to vote on routine corporate matters. We consider the approval of an amendment to the Certificate of Incorporation to increase the total number of shares of Common Stock authorized for issuance to be a routine matter. Therefore, your broker, bank or other fiduciary holding your shares for you should be able to exercise its discretionary authority to vote your shares in favor of the Proposal.

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required for approval of the Proposal. For this Proposal, you may vote FOR, AGAINST or ABSTAIN. If you abstain from voting, your vote will have the same effect as a vote against the Proposal. Broker non-votes, if any, will also have the effect as a vote against the Proposal.

Q:	Can I change my vote after I deliver my proxy?

A:	Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You can do this in four ways. First, you can revoke your proxy by giving written notice of revocation to NCC’s Corporate Secretary. Second, you can submit a new properly executed proxy with a later date at or before the Special Meeting; the latest proxy actually received before the Special Meeting will be counted, and any earlier proxies will be revoked. Third, you can submit an Internet vote with a later date at or before the Special Meeting; the latest Internet vote actually received before the Special Meeting will be counted, and any earlier proxies will be revoked. Fourth, you can attend the Special Meeting, give notice of your revocation and vote your shares in person. Any earlier proxy will be thereby revoked. However, simply attending the Special Meeting without voting will not revoke your proxy. If you hold shares in “street name,” you must contact your broker prior to the Special Meeting if you wish to revoke your proxy or change your vote.

Q:	How are proxies being solicited, and who will pay for the solicitation of proxies?

A:	NCC will bear the expense of the solicitation of proxies. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by other means, including telephone, over the Internet or in person. No special compensation will be paid to our directors, officers or employees for the solicitation of proxies. To solicit proxies, we may also request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse these organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies.

Q:	Who can help answer my questions?

A:	If you would like additional copies of this document, or if you would like to ask any questions about the Proposal and related matters, you should contact:

William E. Matthews, V

Vice Chairman and Chief Financial Officer

National Commerce Corporation

(205) 313-8100

PROPOSAL – APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

Purpose and Effect of Amendment

On December 18, 2014, NCC’s board of directors unanimously approved, and recommended that the stockholders approve, an amendment to the Certificate of Incorporation to increase the total number of shares of Common Stock that NCC is authorized to issue from 12,500,000 to 30,000,000. The board has adopted resolutions setting forth the proposed amendment in the form of an amendment to Section 4.1 of the Certificate of Incorporation and recommends that the stockholders approve (and vote FOR) such amendment. The resolutions also provide that the amendment be submitted to the stockholders entitled to vote thereon for consideration at the Special Meeting in accordance with the Delaware General Corporation Law. The following is the text of the proposed amendment to Section 4.1 of the Certificate of Incorporation:

“The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue is Thirty Million Two Hundred Fifty Thousand (30,250,000) shares, consisting of: (i) Thirty Million (30,000,000) shares of common stock of the par value of $0.01 per share (“Common Stock”) and (ii) Two Hundred Fifty Thousand (250,000) shares of preferred stock of the par value of $0.01 per share (“Preferred Stock”). A statement of the designations, preferences and relative, participating, optional and other special rights of the shares of Common Stock and Preferred Stock and the qualifications, limitations and restrictions thereof is set forth below.”

If approved, the amendment to the Certificate of Incorporation will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware, which will occur as soon as reasonably practicable following the Special Meeting.

As of the Record Date, the following shares of Common Stock were outstanding or reserved for issuance:

Shares issued and outstanding	7,541,541
Shares reserved for issuance under the 2011 Equity Incentive Plan (1)	499,000
Shares reserved for issuance under the United Option Plan (2)	102,586

TOTAL	8,143,127

(1)	Includes 219,500 shares that are issuable upon exercise of outstanding stock options and 100,845 shares that are potentially issuable pursuant to outstanding performance awards under the National Commerce Corporation 2011 Equity Incentive Plan (the “2011 Equity Incentive Plan”), based on projections of the earned percentages of outstanding performance awards as of the Record Date.

(2)	Consists of 102,586 shares that are issuable upon exercise of outstanding stock options under the United Group Banking Company of Florida, Inc. Officers’ and Employees’ Stock Option Plan (the “United Option Plan”).

As of the Record Date, NCC had 4,356,873 shares of authorized but unissued shares of Common Stock, of which an aggregate of 601,586 shares of Common Stock are reserved for issuance under equity plans as described above. The board of directors believes that it is in the best interest of NCC to increase the number of shares of Common Stock authorized for issuance to be available in the event the board determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities, (ii) acquire another company or its assets, (iii) establish strategic relationships with corporate partners or (iv) provide equity incentives to directors, officers and employees, or for other corporate purposes. The availability of additional shares of Common Stock is particularly important in the event that the board of directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. If the amendment is approved by the stockholders, the board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or the requirements of any exchange on which the shares of Common Stock may be listed.

The increase in the number of shares of Common Stock authorized for issuance will not have any immediate effect on the rights of existing stockholders. However, to the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights, and the board of directors has no plans to grant such rights with respect to any such shares.

On January 5, 2015, NCC filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-1 for a proposed initial public offering of Common Stock (the “Proposed IPO”). We have a sufficient number of authorized but unissued shares of Common Stock for the Proposed IPO independent of the additional authorized shares that would result from the approval of the Proposal, and we have no plans to issue more shares of Common Stock in the Proposed IPO than are currently authorized and available for issuance under our Certificate of Incorporation. At this time, NCC has no arrangements, agreements, understandings or plans for the issuance or use of the additional shares of Common Stock proposed to be authorized. The terms upon which any securities may be issued will be determined by the board of directors. The board does not intend to issue any Common Stock except on terms that the board deems to be in the best interests of NCC and its then-existing stockholders.

Vote Required

Approval of an amendment to NCC’s Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon. Abstentions will have the same effect as a vote against the Proposal, and your broker (or another organization that holds your shares for you) may exercise its discretionary authority to vote your shares in favor of the Proposal.

Recommendation of the Board

The board of directors recommends that you vote FOR the Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of January 1, 2015 concerning the beneficial ownership of shares of the outstanding Common Stock by:

•	each person or group known by us to be the beneficial owner of more than 5% of the issued and outstanding Common Stock;

•	each of the directors and named executive officers; and

•	all of the directors and executive officers as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the “beneficial owner” of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities or has the right to acquire such powers within 60 days. For purposes of calculating each person’s percentage ownership, Common Stock issuable pursuant to options exercisable within 60 days are included as outstanding and beneficially owned for that person or group, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The percentages in the table have been rounded to the nearest tenth. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each beneficial owner identified in the table possesses sole voting and investment power over all Common Stock shown as beneficially owned by the beneficial owner.

The percentage of beneficial ownership is based on 7,541,541 shares of Common Stock outstanding as of January 1, 2015. Unless otherwise indicated in the footnotes below, the address for each beneficial owner is c/o National Commerce Corporation, 813 Shades Creek Parkway, Suite 100, Birmingham, Alabama 35209.

Name of Beneficial Owner	Number of Shares of Common Stock	% of Shares of Common Stock
5% Stockholders (excluding Directors and Named Executive Officers)
Charles Phillip McWane 2011 Grantor Retained Annuity Trust (1)	971,195	12.9%
NBC Holdings, LLC (2)	565,895	7.5%
Directors and Named Executive Officers
John H. Holcomb, III (3)	90,051	1.2%
Richard Murray, IV (4)	88,386	1.2%
William E. Matthews, V (5)	37,817	*
Bobby A. Bradley	13,310	*
R. Holman Head	1,500	*
Jerry D. Kimbrough (6)	94,326	1.3%
C. Phillip McWane (7)	1,331,101	17.7%
G. Ruffner Page, Jr. (8)	226,955	3.0%
W. Stancil Starnes	66,551	*
Temple W. Tutwiler, III	6,655	*
Russell H. Vandevelde, IV (9)	122,663	1.6%
Donald F. Wright (10)	30,746	*
All Directors and Executive Officers as a Group (17 persons)	2,399,304	31.1%

*	Reflects ownership of less than 1%.
(1)

Consists of shares of Common Stock held directly by the Charles Phillip McWane 2011 Grantor Retained Annuity Trust (the “McWane GRAT”). Our director, C. Phillip McWane, exercises sole voting power and shared dispositive power as to the shares of Common Stock held by the McWane GRAT. Pursuant to the terms of the McWane GRAT, Regions Bank, as trustee and acting through and on behalf of the McWane GRAT, has authority to select and dispose of assets held in the McWane GRAT, including the shares of Common Stock held by the McWane GRAT, subject to the prior approval of Mr. McWane.
(2)	Consists of shares of Common Stock held directly by NBC Holdings, LLC. The managing member of NBC Holdings, LLC is ATB Management, LLC, which is managed by Kenneth H. Polk, who holds a 55% ownership interest in ATB Management, LLC, and Rhett C. Bennett, who holds a 45% ownership interest in ATB Management, LLC. The address of NBC Holdings, LLC and ATB Management, LLC is 2000 Morris Avenue, Suite 1200, Birmingham, Alabama 35203.
(3)	Includes (a) 66,551 shares of Common Stock held directly by Mr. Holcomb and (b) 23,500 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days of January 1, 2015.
(4)	Includes (a) 61,560 shares of Common Stock held directly by Mr. Murray, (b) 3,326 shares of Common Stock held by Mr. Murray’s dependent children over which Mr. Murray exercises voting power and (c) 23,500 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days of January 1, 2015.
(5)	Includes (a) 67 shares of Common Stock held directly by Mr. Matthews, (b) 11,750 shares of Common Stock held in an individual retirement account for the benefit of Mr. Matthews, (c) 2,500 shares of Common Stock held jointly by Mr. Matthews and his spouse and (d) 23,500 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days of January 1, 2015.
(6)	Includes (a) 21,866 shares of Common Stock held directly by Mr. Kimbrough, (b) 36,495 shares of Common Stock held in an individual retirement account for the benefit of Mr. Kimbrough and (c) 35,965 shares of Common Stock held by a limited liability company, a majority of the equity of which is owned by a trust of which Mr. Kimbrough’s spouse serves as trustee.
(7)	Includes (a) 359,906 shares of Common Stock held directly by Mr. McWane and (b) 971,195 shares of Common Stock held by the McWane GRAT, as to which Mr. McWane exercises sole voting power and shared dispositive power, as further described in note (1) above.
(8)	Includes (a) 67 shares of Common Stock held directly by Mr. Page, (b) 23,500 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days of January 1, 2015 and (c) 203,388 shares of Common Stock held by the G. Ruffner Page, Jr. Grantor Retained Annuity Trust (the “Page GRAT”), as to which Mr. Page exercises sole voting power and shared dispositive power. Pursuant to the terms of the Page GRAT, Regions Bank, as trustee and acting through and on behalf of the Page GRAT, has authority to select and dispose of assets held in the Page GRAT, including the shares of Common Stock held by the Page GRAT, subject to the prior approval of Mr. Page.
(9)	Includes (a) 98,233 shares of Common Stock held directly by Mr. Vandevelde, (b) 19,980 shares of Common Stock held in individual retirement accounts for the benefit of Mr. Vandevelde, (c) 1,250 shares of Common Stock held in an individual retirement account for the benefit of Mr. Vandevelde’s spouse and (d) 3,200 shares of Common Stock held by Mr. Vandevelde as custodian for his four minor children.
(10)	Includes 30,746 shares of Common Stock held by Mr. Wright through revocable trusts, with respect to which Mr. Wright serves as a co-trustee with his spouse.

OTHER MATTERS

NCC’s management is not aware of any other matters to come before the Special Meeting. If any other matter not mentioned in this proxy statement is properly brought before the Special Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are stockholders of NCC may be “householding” proxy materials, in which case only one proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker and direct your written request to Lowell Womack at 813 Shades Creek Parkway, Suite 100, Birmingham, Alabama 35209, by facsimile at (205) 313-8112 or by calling (205) 313-8147. Stockholders who would like to request “householding” of their communications should contact their broker.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy this information at the SEC’s Public Reference Room, located at 100 F Street N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains periodic reports, proxy statements and other information about issuers, like us, that file electronically with the SEC. The address of that site is www.sec.gov.

You may obtain documents from us subsequent to their filing with the SEC by requesting them in writing or by telephone as follows:

National Commerce Corporation

813 Shades Creek Parkway, Suite 100

Birmingham, Alabama 35209

Attention: William E. Matthews, V

(205) 313-8100

You will not be charged for any documents that you request.

NCC also maintains a website through its subsidiary, National Bank of Commerce, at www.nationalbankofcommerce.com. NCC does not maintain a separate website at this time. The reference to the National Bank of Commerce web address does not constitute incorporation by reference herein of the information contained at or accessible through such site.

DEADLINE FOR STOCKHOLDER PROPOSALS

In order for a proposal by a stockholder to be eligible to be included in the proxy statement and proxy form for the 2015 Annual Meeting of Stockholders pursuant to the proposal process mandated by Rule 14a-8 of the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), the proposal must be received by our Corporate Secretary at National Commerce Corporation, 813 Shades Creek Parkway, Suite 100, Birmingham, Alabama 35209, a reasonable time before we begin to print and mail our proxy materials.

If a stockholder proposal is submitted outside the proposal process mandated by Rule 14a-8, and is submitted instead under NCC’s advance notice Bylaw provision (Section 1.4 of the Bylaws), the proposal must be received by our Corporate Secretary at National Commerce Corporation, 813 Shades Creek Parkway, Suite 100, Birmingham, Alabama 35209, no later than January 28, 2015, together with the necessary supporting documentation required under that Bylaw provision. A copy of the full text of the Bylaw provisions relating to our advance notice procedure may be obtained by writing to our Corporate Secretary at that address.

FOR THE BOARD OF DIRECTORS

John H. Holcomb, III
Chairman and Chief Executive Officer

Birmingham, Alabama

January 20, 2015

NATIONAL COMMERCE CORPORATION 813 SHADES CREEK PARKWAY, SUITE 100 BIRMINGHAM, AL 35209

VOTE BY INTERNET

Visit the Internet at www.proxyvote.com at any time prior to 11:59 p.m., Central Time, on February 17, 2015 and follow the instructions for voting.

VOTE BY MAIL

Mark, sign and date your proxy card and return it promptly in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M80667-S27552             KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NATIONAL COMMERCE CORPORATION

The Board of Directors recommends that you vote FOR the following proposal:					For	Against	Abstain
1.

To approve an amendment to the Certificate of Incorporation of National Commerce Corporation to increase the total number of shares of common stock, par value $0.01, authorized for issuance from 12,500,000 to 30,000,000.

					☐	☐	☐

		Yes	No
Please indicate if you plan to attend the Special Meeting.		☐	☐

NOTE: Please sign exactly as name(s) appear(s) on stock certificate(s) and/or on NCC’s book-entry system. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership or LLC, please sign in partnership or LLC name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING:

The Notice and Proxy Statement are available at www.nationalbankofcommerce.com/investor-relations.htm.

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M80668-S27552

REVOCABLE PROXY

NATIONAL COMMERCE CORPORATION

813 Shades Creek Parkway, Suite 100

Birmingham, Alabama 35209

This Proxy is solicited on behalf of the Board of Directors of National Commerce Corporation, a Delaware corporation (“NCC”), for use at the Special Meeting of Stockholders of NCC to be held at 10:00 a.m., Central Time, on February 18, 2015 at the principal offices of NCC, located at 813 Shades Creek Parkway, Suite 100, Birmingham, Alabama 35209, and at any postponements or adjournments thereof (the “Special Meeting”).

The undersigned, being a holder of common stock of NCC, hereby appoints John H. Holcomb, III and Richard Murray, IV, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent the undersigned at the Special Meeting and to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, on the matters on the reverse side in accordance with the instructions on the reverse side.

The undersigned acknowledges that the Special Meeting may be postponed or adjourned to a date subsequent to the date set forth above and intends that this Proxy shall be effective at the Special Meeting after such postponement(s) or adjournment(s). This Proxy is revocable, and the undersigned may revoke it at any time by delivery of written notice of such revocation to NCC, prior to the date of the Special Meeting, or by attendance at the Special Meeting.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned. If no direction is made, this Proxy will be voted FOR Proposal 1 and, with respect to such other matters as may come before the meeting and any postponements or adjournments thereof, as the said Proxy holders deem advisable, to the extent that the shares are entitled to vote.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY INTERNET, OR COMPLETE, DATE, SIGN AND MAIL

THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.